© 2010 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
August 12, 2010
Earnings Webcast & Conference Call
Fourth Quarter and Fiscal Year 2010
Broadridge Financial Solutions, Inc.
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of
Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995.  Statements that are not historical in nature, such as our fiscal year 2011 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,”
“estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.
These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on
Form 10-K for the fiscal year ended June 30, 2010 (the “2010 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report.  These risks include:
the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of
Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel;
the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with
GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks and Key Topics Rich Daly, CEO
Fourth Quarter and Fiscal Year 2010 Dan Sheldon, CFO
Results and Fiscal Year 2011 Guidance
Summary and Closing Comments Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Rick Rodick, VP Investor Relations
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial performance Key Accomplishments Closed sales performance Regulatory update

Financial Performance
Financial performance for the quarter and full year in line with expectations
Record full-year closed sales were 26% higher than last year and client revenue retention rate was 98%
Revenues for the year increased 7%
Increase primarily due to unplanned event-driven mutual fund (MF) proxy revenues, new sales and revenue gains from acquisitions
Market-driven recurring revenue growth was challenging
•
Trade, equity stock record and statements volumes were all down
Full year Non-GAAP $1.56 and GAAP $1.62 diluted earnings per share from continuing operations were at the mid-point of our guidance
Improvement compared to fiscal year 2009 primarily due to lower outstanding shares
Repurchased 13.7M shares under its stock repurchase plans during fiscal 2010
Repurchased 7.1M shares in the fourth quarter
Repurchased an additional 2.5M shares since fiscal year end
The Board authorized the repurchase of an additional 10M shares on August 11,
2010
Increased the annual dividend 7% to $0.60 per share, subject to the discretion of the Board of Directors

Key Accomplishments
Exited the clearing business by selling the business to Penson and signing an 11-year operations outsourcing agreement with Penson
Freed-up $240M in capital
Record closed sales of $175M
Does not include the annual $55M 11-year agreement with Penson
Signed a 7-year agreement to provide customer communication
services to Morgan Stanley Smith Barney (MSSB)
Signed information technology services and business alliance agreements with IBM
Successfully entered the registered stock transfer agency business with the acquisition of StockTrans, Inc.
Expanded our global product and geographic reach with the acquisition of City Networks, Ltd
Recognized as being the #1 “Best Large Company to Work For in New
York State”
Ranked #1 globally for brokerage processing services by Orbys Black
Book of Outsourcing for the third consecutive year

Closed Sales Performance
Sales Performance Overview:
Closed sales of $175M grew 26% for the year,
while recurring fee sales increased 25% and
event-driven revenue sales increased 29%
• Closed sales in Investor Communication
Solutions increased 37% to $135M due to
strong recurring fee sales activity.  Recurring fee
sales grew 43% to $79M, primarily due to the
MSSB transaction
• Recurring fee sales in Securities Processing
Solutions were flat at $40M, with outsourcing
closed sales of $14M
The sales pipeline is strong and continues to
have good momentum
• The sales process for the large deals can take
12-24 months
Fiscal Year 2011 closed sales plan of $160M
to $215M.  Achievement of the higher end of
the range will be dependent on the number of
large deals signed
Forecast
Range
High: $215
Closed Sales
(Fee Only, $ in millions)
Recurring (RC)      Event-Driven (ED)
CAGR* = 9%
RC = 7%
ED = 14%
$175
$145
$125
$112
$139
* CAGR from FY06-10
$92
$63
$82
$95
$119
$33
$49
$63
$43
$56
FY06 FY07 FY08 FY09 FY10 FY11
Low: $160

Regulatory Update
The Securities and Exchange Commission (SEC) issued its Concept Release on the U.S. Proxy System on July 14, 2010
We welcome opportunities to create even greater levels of technology-driven efficiency and participation in shareholder communications and proxy voting
We are in the process of reviewing the details of the Concept Release and are working with interested parties in preparing formal comments
It is too early in the process for the Company to make a determination as to whether there will be any modifications made to the current proxy system, and if so, what impact, if any, this will have on Broadridge
Broadridge is committed to implementing the enhancements to the proxy system discussed in the Concept Release, including:
End-to-end confirmation
Client-directed voting
Investor-to-investor communications
We believe we are uniquely positioned to enable the SEC to effectively implement any modifications made to the proxy system and believe there are opportunities to use technology to improve the efficiency and effectiveness of investor communications

Broadridge Results and Forecast (Continuing Operations)
Exited Q4 FY10 with market-driven activity (equity trade volumes and stock record positions) flat but improved from earlier quarters
FY11:  1
st
half expected to be down for revenues, margins and EPS from last year due to implementation of strategic investments and MF proxy grow-overs
(see below and details in Appendix page 25)
as well as a slow ramp up in trade volume
and stock record positions
FY11:  2
nd
half expected to have revenue, margin and EPS growth due to increased contributions from closed sales and market-driven activity as well as less impact from client losses
FY11:  Revenue growth of 1-4%, EBIT down to flat, while EPS (Non-GAAP) flat to up 6% due to repurchasing of shares
Forecast FY11 Forecast FY11
($ in millions, except for EPS) 1st Half 2nd Half
Revenue EBIT Revenue EBIT
Total Strategic $42 ($9) $33 ($5)
(Penson, MSSB, IBM & City Networks)
MF Proxy ($105) ($42) $0 $0
Grow-overs ($63) ($51) $33 ($5)
Impact on EPS
($0.24)
($0.02)
Revenue/Growth EBIT/Growth (Non-GAAP) Margin/Growth (Non-GAAP) EPS (Non-GAAP) EPS (GAAP)
4Q10: $751M / +5% $185M / (1)% 24.6% / (140) bps $0.84 $0.84
FY10: $2,209M / +7% $352M / 0% 15.9% / (110) bps $1.56 $1.62
FY11: $2,237 to 2,304M/ +1 to +4% $330 to 350M / (6) to 0% 14.8 to 15.2% / (110) to (70) bps $1.55-1.65 $1.55-1.65
Total Strategic Impact
FY11 IBM ($5)-(10)M
FY12 IBM ($15)-(20)M offset by Penson & MSSB
FY13 IBM +$40-45M = $25M recurring annual
savings + FY12 one-time expenses

Revenue Drivers-
Historical and Forecast FY11 (Continuing Operations)
Revenue growth FY09 (3%), FY10 7% and FY11 forecast of 1-4%
Event-driven mutual fund proxies contributed 4 points to revenue growth in FY10, but reversing in FY11 due to 2 large jobs not recurring
Without 2 large MF proxy jobs would have been FY10 of 3% and FY11 range of 5-8%
Sales to drive 3-4 points of growth and larger deals, which have longer conversion times, to benefit years beyond
FY11 (see appendix page 23 for more details on sales-to-revenue conversion timing)
Expect client revenue retention rate around 99% in FY11 and to date not aware of any new large client losses
Internal growth and event-driven without mutual fund proxies at low end of range is expected to be flat with some recovery at high end of range
Margin growth highly dependent upon both internal growth and event-driven heading in same direction
Historical (FY05-FY10) Actual Forecast
CAGR FY10 FY11
6% Total Revenue Growth 7% 1-4%
4% Sales
(Recurring)
4% 3-4%
(2)% Client Losses (2)% (1)%
2% Net New Business 2% 2-3%
3% Internal Growth
(a)
(2)% 0-1%
1%
Event-Driven
(b)
4% (4)-(3)%
0% Distribution 1% 0%
0% Acq/FX/Other 2% 3%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record
Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment

Segment Results & Forecast – Investor Communication Solutions
FY10:
Revenue at the low end of our guidance range due to lower overall proxy related activity. Margins slightly below low end of range due to product and distribution mix
FY11:
Recurring Fees
Sales - 3 points of growth from existing proxy and transaction reporting and new products from the Access Data and StockTrans acquisitions
Losses - client retention rate remains high at approximately 99% with no significant client losses anticipated
Internal Growth - flat in FY10 and expected to partially recover with contribution to total revenue ranging from 0 to 1 point
Event-Driven Fees
Unprecedented MF proxy activity is not expected to repeat and will adversely impact total revenue (4) to (3) points
Higher M&A activity and improved economic conditions should lead to some increase in other event-driven activities, such as proxy contests and specials
Distribution - flat to slightly down due to product mix and additional Notice & Access adoption rates
Margin - fee and total revenues are basically flat but expect 20 to 60 bps of margin expansion.  First half unfavorable due to lower MF proxy activity
Revenue/Growth
EBIT/Growth (Non-GAAP)
Margin/Growth (Non-GAAP)
FY10: $1,670M / +9% $273M / + 10% 16.3% / 0 bps
FY11: $1,641 to 1,682M/ (2) to +1% $271 to 284M / (1) to +4% 16.5 to 16.9% / +20 to +60 bps

Segment Results & Forecast – Securities Processing Solutions (Continuing Operations)
Revenue/Growth
EBIT/Growth (Non-GAAP)
Margin/Growth (Non-GAAP)
FY10: $536M/ (4)% $99M / (26)% 18.5% / (540) bps
FY11:
$589 to 615M / +10 to +15% $80 to 96M / (19) to (3)% 13.5 to 15.6% / (500) to (290) bps
The numbers on this slide represent the segment results for FY10 and forecast for FY11.
Details of Trade, Non-trade and Operations Outsourcing are in the Key Stats Revenue page in the Appendix (page 27)

12 12
Business Results & Forecast – (Previous SPS Segment View)
FY10:
Q4 both revenue and margin were just over the high end of forecast range driven by one-time T&M. Trade volumes for both equities and fixed income were flat, but improved over prior quarters
FY11:
Sales - expected to drive 4-5% revenue growth of which 70% closed in FY10 with margins of +50%
Losses -
expected to decrease revenue by 4%, of which just over half is Bank of America Merrill Lynch (BAML)
Internal Growth
Trade volumes – low end of range flat at 1.6M trades/day. High end +4% by year end
Price concessions at 2% down from 4% at peak of recession
Acquisition -
City Networks expected to contribute 4% to revenue growth or approximately $21M in new revenue
Margins - need return of internal growth to drive margins up given mix of sales +50% and losses +80%
Revenue/Growth EBIT/Growth
(Non-GAAP) Margin/Growth
(Non-GAAP)
FY10: $511M / (4)% $110M / (23)% 21.5% / (520) bps
FY11:
$525 to 545M / +3 to +7% $95 to 110M / (14)% to flat 18.2 to 20.1% / (330) to (140) bps

Business Results & Forecast – Outsourcing & Penson (Continuing Operations)
Penson closed in Q4, as expected
Penson Phase 1 progressing as expected
Penson Phase 2 and new sales accelerated
generating >50% margins
On track to exit FY11 with run-rate of approximately $90M annualized revenue and EBIT at break-even
Revenue/Growth
Expenses EBIT
(Non-GAAP )
FY10: $25M / 0% $36M $(11)M
Penson Phase 1 +$23M $39M $(16)M
Penson Phase 2 & New Sales +$17 to +22M $6 to 9M $11 to 13M
FY11: $65 to 70M / +160 to +180% $81 to 84M $(16) to (14)M

Segment Results & Forecast – Other & Foreign Exchange (FX)
FY11:
Other Fees: Primarily related to termination fees
Interest: Essentially flat from prior year with outstanding debt remaining the same
FX: Expect same EBT level as FY10.  Generally, if U.S. dollar strengthens or weakens 5%, the impact will be approximately +/-$15M Revenues with +/-$5M EBT, primarily affected by Canadian dollar
Revenue EBT
FY10: Other - Fees $2M $2M
- Interest Expense $(10)M
- Corp. Expenses & Investments $(28)M
FX - P&L $1M $4M
- Transaction Activity $1M
FY11: Other - Fees
$0M $0M
- Interest Expense $(11)M
- Corp. Expenses & Investments $(27) to (34)M
FX - P&L $7M $5M
- Transaction Activity $0M

Broadridge - FY11 Continuing Operations Financial Guidance Summary
Revenue growth in the range of 1-4%
Closed sales forecast for the year at $160-215M
Non-GAAP Earnings before interest and taxes margin of 14.8-15.2%
Diluted Earnings Per Share:
GAAP EPS (continuing operations) in the range of $1.55-1.65
GAAP EPS (including discontinued operations) in the range of $1.53-1.63
Diluted weighted-average outstanding shares in the range of 128-130M
Expected ending cash position of around $450M
Free cash flow in the range of approximately $170-220M
• Includes increase of investment implementation cost of ~$45M (Penson/IBM)
• Reversal of FY10 $30M additional contribution to working capital in FY11
Guidance does not include effect of any future acquisitions, additional debt or share repurchases in excess of repurchases needed to be within our 128-130M weighted-
average outstanding shares guidance
Guidance assumes around $75M in Mutual Fund proxy revenue but could be significantly higher or lower based on our results of past two years

Summary
Revenue and earnings per share from continuing operations in line with expectations
Achieved revenue growth from unplanned event-driven mutual fund proxy activities
Market-driven revenue growth has struggled due to low volumes
Had the best strategic and sales execution since our spin-off from ADP
Signed
numerous significant strategic deals during the year
Some will have a negative impact on fiscal year 2011 earnings; however, we expect strong upside in fiscal year 2012 and beyond
Strong client revenue retention rate of 98%
Well positioned to enable the SEC to accelerate the technological evolution of investor communications
Continued commitment to use our strong cash flow to create shareholder value through:
Strategic acquisitions that create profitable revenue growth,
Opportunistic share repurchases, and
Maintaining a meaningful dividend yield
When the market stabilizes, as it always has, we believe Broadridge is well positioned to sustainably raise its growth rate

17 Q&A There are no slides during this portion of the presentation

18 Closing Comments There are no slides during this portion of the presentation

19 Appendix Appendix

Broadridge 4Q and FY 2010 from Continuing Operations
Revenue
($ in millions, except EPS)
Earnings Revenue
($ in millions, except EPS)
Earnings
FY09 FY10 FY09 FY10 FY09 FY10 FY09 FY10
Q4 Q4 Q4 Q4 Full Year Full Year Full Year Full Year
$587 $610 ICS $173 $171 $1,531 $1,670 ICS $249 $273
-7% 4%
Growth %  /  Margin %
29.4% 28.0% -3% 9%
Growth %  /  Margin %
16.3% 16.3%
$137 $138 SPS $28 $26 $559 $536 SPS $134 $99
- 1% Growth %  /  Margin %  20.8% 18.7% 5% -4% Growth %  /  Margin %  23.9% 18.5%
$724 $748 Total Segments $201 $196 $2,090 $2,205 Total Segments $383 $372
- 3% Growth %  /  Margin %  27.8% 26.2% -1% 6% Growth %  /  Margin %  18.3% 16.9%
$0 $0 Other ($7) ($15) $1 $2 Other ($29) ($25)
($8) $2 FX
*
($7) $4 ($18) $1 FX
*
($2) $5
$716 $751 Total Broadridge $186 $185 $2,073 $2,209 Total Broadridge $352 $352
- 5% Growth %  /  Margin %  26.0% 24.6% -3% 7% Growth %  /  Margin %  17.0% 15.9%
Interest & Other ($3) ($2)
(a)
($6) ($10)
Total EBT $184 $183 Total EBT $346 $342
Margin % 25.6% 24.3% Margin % 16.7% 15.5%
Income Taxes ($68) ($66) Income Taxes ($123) ($117)
Tax Rate 36.9% 36.4% Tax Rate
(b)
35.5% 34.2%
Total Net Earnings $116 $116 Total Net Earnings $223 $225
Margin % 16.2% 15.5% Margin % 10.8% 10.2%
Diluted Shares 142 138 Diluted Shares 142 139
Diluted EPS (GAAP) $0.82 $0.84 Diluted EPS (GAAP) $1.58 $1.62
Diluted EPS Before 1-Times (Non-GAAP) $0.82 $0.84 Diluted EPS Before 1-Times (Non-GAAP)
(c)
$1.51 $1.56
*
Includes impact of FX P&L Margin and FX Transaction Activity
Interest & Other
(a) FY09 Interest & Other reflects the effect of the one-time gain from the purchase of the 6.125% Senior Notes of approximately $8M.
(b) FY09 Full Year Tax Rate of 35.5% is attributable to the FY08 portion of the approved certification for a state tax credit program of $4M. Excluding the one-time tax credit the FY09 Full Year Tax Rate would be 36.6%.
  FY10 Full Year Tax Rate of 34.2% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss  carryforwards of approximately $8M. Excluding the year-to-date benefit the FY10 Full Year Tax Rate would be 36.5%
(c) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP) excludes the approximately $8M gain on purchase of $125M of Senior Notes (gain reflected in Interest & Other); $0.04 impact to EPS and the fiscal year 2008 portion of the approved certification for a state tax credit program gain reflected in Income Taxes); $0.03 impact to EPS FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP)  excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes). $0.06 impact to EPS.

Broadridge FY11 Guidance from Continuing Operations
Revenue
($ in millions, except EPS)
Earnings
FY10 FY11 Range FY10 FY11 Range
Actual Low High Actual Low High
$1,670 $1,641 $1,682 ICS $273 $271 $284
9% -2% 1%
Growth %  /  Margin %
16.3% 16.5% 16.9%
$536 $589 $615 SPS $99 $80 $96
-4% 10% 15%
Growth %  /  Margin %
18.5% 13.5% 15.6%
$2,205 $2,230 $2,297 Total Segments $372 $351 $380
6% 1% 4%
Growth %  /  Margin %
16.9% 15.7% 16.5%
$2 $0 $0 Other ($25) ($27) ($34)
$1 $7 $7 FX
*
$5 $5 $5
$2,209 $2,237 $2,304 Total Broadridge $352 $330 $350
7% 1% 4%
Growth %  /  Margin %
15.9% 14.8% 15.2%
Interest & Other ($10) ($11) ($11)
Total EBT $342 $319 $339
FY11 Range
Margin %
15.5% 14.3% 14.7%
Segments Low High
ICS $85 $115
Income Taxes ($117) ($118) ($127)
SPS $75 $100
Tax Rate (a)
34.2% 37.0% 37.5%
Total $160 $215
Total Net Earnings $225 $201 $212
Margin %
10.2% 9.0% 9.2%
Diluted Shares 139 130 128
Diluted EPS (GAAP) $1.62 $1.55 $1.65
Diluted EPS Before 1-Times (Non-GAAP) (b)
$1.56 $1.55 $1.65
* Includes impact of FX P&L Margin and FX Transaction Activity
(a) FY10 Full Year Tax Rate of 34.2% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
Excluding the year-to-date benefit the FY10 Full Year Tax Rate would be 36.5%
(b) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP)  excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes). $0.06 impact to EPS.
Closed Sales
Note: Guidance does not include effect of any future acquistions, additional debt or share repurchases in excess of the repurchases needed to be within our 128 million to 130 million weighted-average outstanding shares guidance.

Cash Flow – FY10 Results and FY11 Forecast
Unaudited
(In millions)
FY10 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations per GAAP 225 $                   201 $              212 $
Depreciation and amortization (includes other LT assets) 57 65 75
Stock-based compensation expense 27 30 30
Other 4 (5) 5
Subtotal 313 291 322
Working capital changes 59 (30) (25)
Long-term assets & liabilities changes 6 (30) (20)
Net cash flow provided by continuing operating activities 378 231 277
Cash Flows From Investing Activities
IBM / ITO data center investment   - (20) (15)
Capital expenditures & purchased of intangibles (53) (45) (40)
Free cash flow 325 $                   166 $              222 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (35) - -
Clearing capital freed-up 75 - -
Clearing capital to be freed-up 165 - -
Stock repurchases net of options proceeds (212) (71) (121)
Long-term debt repayment - - -
Dividends paid (67) (76) (76)
Other (FY10 Disc Ops) (11) 9 9
Net change in cash and cash equivalents 240 28 34
Cash and cash equivalents, at the beginning of year 173 413 413
Cash and cash equivalents, at the end of period 413 $                   441 $              447 $
FY11 Range
(a)
Freed -up Capital $240M
(a) Guidance does not include effect of any future acquisitions, additional debt or share repurchases in excess of the repurchases needed to be within our
     128 million to 130 million weighted-average outstanding shares guidance.

Closed Sales to Revenue Contribution
Closed Sales Stats:
Recurring
• Both ICS and SPS trending toward longer
revenue recognition cycle
• Larger strategic deal could take 12-24 months
to convert
Event-Driven
• Majority usually recognized during the year the
deal closed
• Sales are less predictable dependent on size of
the client
Revenue contribution could be +/-5% each year
depending on the complexity of the conversion
($ in millions)
Recurring
ICS
~ Revenue Contribution Year 1-3
SPS
~ Revenue Contribution Year 1-3
Event-Driven
~ Revenue Contribution Year 1-3
Total Closed Sales
~ Revenue Contribution Year 1-3
Forecast
FY09 FY10 FY11
$55 $80 $35-50
55% 35% 10% 50% 40% 10% 35% 40% 25%
$40 $40 $75-100
25% 50% 25% 10% 50% 40% 5% 45% 50%
$45 $55 $50-65
70% 10% 20% 80% 10% 10% 60% 20% 20%
$140 $175 $160-215
50% 30% 20% 50% 30% 20% 30% 40% 30%

Reconciliation of Non-GAAP to GAAP Measures
EBIT Reconciliation 4Q09 4Q10 FY09 FY10
FY11 Range (a)
($ in millions)
Actual Actual Actual Actual Low High
EBIT (Non-GAAP)* $186 $185 $352 $352 $330 $350
Margin % 26.0% 24.6% 17.0% 17.0% 14.8% 15.2%
Interest & Other ($3) ($2) ($6) ($0) ($11) ($11)
Total EBT (GAAP) $184 $183 $346 $342 $319 $339
Margin % 25.6% 24.3% 16.7% 15.5% 16.7% 15.5%
EPS Reconciliation Low High
Diluted EPS from continuing operations (GAAP)
$0.82 $0.84 $1.58 $1.62 $1.55 $1.65
One-time recognition of a deferred tax asset ($0.06)
Diluted EPS before One-Times (Non-GAAP)
$0.82 $0.84 $1.51 $1.56 $1.55 $1.65
*   Includes impact of FX Transaction Activity
Free Cash Flow Reconciliation
($ in millions) FY10 Low High
Net earnings from continuing operations (GAAP) 225 $                   201 $              212 $
Depreciation and amortization (includes other LT assets) 57 65 75
Stock-based compensation expense 27 30 30
Other 4 (5) 5
Subtotal 313 291 322
Working capital changes 59 (30) (25)
Long-term assets & liabilities changes 6 (30) (20)
Net cash flow provided by continuing operating activities 378 231 277
Cash Flows From Investing Activities
IBM / ITO data center investment   - (20) (15)
Capital expenditures & purchased of intangibles (53) (45) (40)
Free cash flow (Non-GAAP) 325 $                   166 $              222 $
FY11 Range
One-times: Bond gain and State tax credit - - ($0.07) - -
(a) Guidance does not include the effect of any future acquisitions, additional debt or share repurchases in excess of the repurchases needed to be within our
128 million to 130 million weighted-average outstanding shares guidance.
- -
- -
-
-

FY11 Grow-over
MSSB and Penson are expected to be
accretive in FY12 and FY13 driven by
revenue growth and scale in the
business
IBM ITO– planning on range of $5-
10M hitting primarily in 3 & 4
quarter. Including FY11, there will be
approximately $25M total expense
over two years.  IBM ITO is expected
to result in approximately $25M
annual savings beginning FY13 over
the next 10 years
City Networks Acquisition - $21M
Revenue and EBIT ($2M) in the first
year due to the amortization of
intangibles and 1 year deferred
revenue GAAP accounting.  No
negative impact to cash flow FY11
th
st
($ in millions, except for EPS) Forecast
FY11
Strategic Revenue EBIT
Penson $35 ($6)
~ Forecast Q1/2/3/4 Distribution $6/9/9/11
$(5)
/ (2) / (1) /2
MSSB $19 $2
~ Forecast Q1/2/3/4 Distribution $10/5/3/1 $
(2)/2/2/0
IBM ($8)
~ Forecast Q1/2/3/4 Distribution $0/
(2)/
(3)/
(3)
City Networks $21 ($2)
~ Forecast Q1/2/3/4 Distribution $6/6/5/4 $0/0/
(1)/
(1)
1-time
MF Proxy ($105) ($42)
~ Forecast Q1/2/3/4 Distribution
$(11)/
(94)/0/ 0
$(4)/
(38)/0
/0
BAML* ($13) ($13)
~ Forecast Q1/2/3/4 Distribution
$
(5)/
(3)/
(3)/
(2) $
(5)/
(3)/
(3)/
(2)
Total Grow-overs ($43) ($69)
~ Forecast Q1/2/3/4 Distribution $6/
(77)/14/14
$
(16)/
(43)/
(6) / (4)
Impact on EPS ($0.33)
~ Forecast Q1/2/3/4 Distribution
$(.08)
/ (.20) / (.03) / (.02)
* Bank of America Merrill Lynch client loss